Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) dated as of July 7, 2005, is to that certain Credit Agreement dated as of July 29, 2004 (as amended and modified from time to time, the “Credit Agreement”), by and among ALBEMARLE CORPORATION, a Virginia corporation (the “Company”), ALBEMARLE CATALYSTS INTERNATIONAL, L.L.C., a Delaware limited liability company (the “Borrower”), THE SUBSIDIARIES OF THE COMPANY FROM TIME TO TIME PARTIES THERETO AND IDENTIFIED AS “GUARANTORS” ON THE SIGNATURE PAGES HERETO (collectively with the Company, the “Guarantors”), THE PERSONS FROM TIME TO TIME PARTIES THERETO AND IDENTIFIED AS “LENDERS” ON THE SIGNATURE PAGES HERETO (the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent (the “Agent”).

W I T N E S S E T H

WHEREAS, the Lenders have, pursuant to the terms of the Credit Agreement, made available to the Borrower and the Guarantors a revolving credit facility and term loan in the aggregate original principal amount of $750,000,000;

WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

A. Definitions. Unless the context otherwise requires, capitalized terms used but not otherwise defined herein shall have the meanings assigned in the Credit Agreement.

B. Amendments.

1. The pricing grid appearing in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

Pricing Level	Debt Rating S&P/Moody’s	Applicable Rate for Eurocurrency Rate Loans (Revolving Loans and Letters of Credit	Applicable Rate for Eurocurrency Rate Loans (Term Loan)	Applicable Rate for Base Rate Loans (Revolving Loans)	Applicable Rate for Base Rate Loans (Term Loan)	Facility Fee
1	BBB+/Baa1or better	0.425%	0.525%	0.000%	0.000%	0.100%
2	BBB/Baa2	0.500%	0.625%	0.000%	0.000%	0.125%
3	BBB-/Baa3	0.575%	0.750%	0.000%	0.000%	0.175%
4	BB+/Ba1	0.925%	1.250%	0.000%	0.250%	0.325%
5	BB/Ba2 or worse or unrated	1.175%	1.625%	0.175%	0.625%	0.450%

2. The definition of “Revolving Commitment” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Revolving Commitment” means, as to each Revolving Lender, the commitment of such Lender to make Revolving Loans and to participate in L/C Obligations in an aggregate principal amount at any one time outstanding not to exceed the amount set forth as such Revolving Lender’s “Revolving Commitment” as set forth on Schedule 2.01 or in the Assignment and Assumption or other documentation delivered pursuant to Section 2.01(c) pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

3. A new Section 2.01(c) is hereby added to the Credit Agreement to read as follows:

(c) Increases of the Aggregate Revolving Commitments. The Company shall have the right, upon at least fifteen (15) Business Days’ prior written notice to the Administrative Agent but without the consent of the Required Lenders, to increase the Aggregate Revolving Commitments by up to $50,000,000 in the aggregate in up to five (5) increases, at any time and from time to time after the Closing Date, subject, however, in any such case, to satisfaction of the following conditions precedent:

(i) the Aggregate Revolving Commitments shall not exceed $350,000,000 without the consent of the Required Lenders;

(ii) no Default shall have occurred and be continuing on the date on which such increase is to become effective;

(iii) the representations and warranties set forth in Article VI shall be true and correct in all material respects on and as of the date on which such increase is to become effective, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 2.01(c), the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01;

(iv) such increase shall be in a minimum amount of $10,000,000 (or such lesser amount as agreed upon by the Company and the Administrative Agent) and in integral multiples of $1,000,000 in excess thereof;

(v) such requested increase shall only be effective upon receipt by the Administrative Agent of (A) additional commitments in a corresponding amount of such requested increase from either existing Lenders and/or one or more other institutions that qualify as an Eligible Assignee (it being understood and agreed that no existing Lender shall be required to provide an additional commitment unless it agrees to do so in its sole discretion) and (B) documentation from each institution providing an additional commitment evidencing their commitment and their obligations under this Agreement in form and substance reasonably acceptable to the Administrative Agent;

(vi) the Administrative Agent shall have received all documents (including resolutions of the board of directors of the Company) it may reasonably request relating

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to the corporate or other necessary authority for and the validity of such increase in the Aggregate Revolving Commitments, and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Administrative Agent;

(vii) if any Revolving Loans are outstanding at the time of the increase in the Aggregate Revolving Commitments, the Borrowers shall, if applicable, prepay one or more existing Revolving Loans (such prepayment to be subject to Section 3.05) in an amount necessary such that after giving effect to the increase in the Aggregate Revolving Commitments, each Lender will hold its pro rata share (based on its Pro Rata Share of the increased Aggregate Revolving Commitments) of outstanding Revolving Loans; and

(viii) the Company shall pay such fees to the Administrative Agent, for the benefit of the Lenders providing such additional commitments, as mutually agreed by such Lenders, the Company and the Administrative Agent at the time of such increase.

4. Section 5.02(a) of the Credit Agreement is hereby amended to read as follows:

(a) The representations and warranties of the Company and each other Loan Party contained in Article VI (excluding the representation and warranty contained in subsection (c) of Section 6.05) or any other Loan Document, or that are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 5.02, the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01.

C. Conditions Precedent. This Amendment shall be and become effective as of the date hereof (the “Effective Date”) when the Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Lenders.

D. Expenses. The Company agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Agent’s legal counsel.

E. Effect. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Credit Agreement are and shall remain in full force and effect and are incorporated herein by reference, and the obligations of the Loan Parties hereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect. Any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

F. Representations and Warranties. Each Loan Party represents and warrants to the Lenders that (i) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) no Default exists and (iii) none of the Loan Parties has any counterclaims, offsets, credits or defenses to the Loan Documents and the performance of their respective obligations thereunder, or if any Loan Party has any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of the Lenders’ execution and delivery of this Amendment.

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G. Counterparts. This Amendment may be executed in any number of counterparts (including facsimile counterparts), each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

H. Governing Law. This Amendment shall be governed by and construed in accordance with, the laws of the State of New York.

I. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

J. Authorization; Enforceability. Each Loan Party hereby represents and warrants as follows:

1. Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment.

2. This Amendment has been duly executed and delivered by each Loan Party, and this Amendment and the Credit Agreement (as amended hereby) constitute the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with their terms, except as such enforceability may be subject to (a) Debtor Relief Laws and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

[Signatures follow.]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed under seal and delivered as of the date and year first above written.

BORROWER:	ALBEMARLE CATALYSTS INTERNATIONAL, L.L.C., a Delaware limited liability company

By:
Name:
Title:

COMPANY:	ALBEMARLE CORPORATION, a Virginia corporation

By:
Name:
Title:

GUARANTORS:	ALBEMARLE OVERSEAS DEVELOPMENT CORPORATION, a Virginia corporation

By:
Name:
Title:

ALBEMARLE VIRGINIA CORPORATION, a Virginia corporation

By:
Name:
Title:

ALBEMARLE INTERNATIONAL CORPORATION, a Virginia corporation

By:
Name:
Title:

ACI DELAWARE CORPORATION, a Delaware corporation

By:
Name:
Title:

ALBEMARLE CATALYSTS U.S., L.L.C., a Delaware limited liability company

By:
Name:
Title:

ALBEMARLE DELAWARE ONE, L.L.C., a Delaware limited liability company

By:
Name:
Title:

ALBEMARLE DELAWARE TWO, L.L.C., a Delaware limited liability company

By:
Name:
Title:

ALBEMARLE CATALYSTS COMPANY, LP, a Delaware limited partnership

By:
Name:
Title:

ALBEMARLE ASIA PACIFIC COMPANY, a Virginia corporation

By:
Name:
Title:

ALBEMARLE CHINA CORPORATION, a Virginia corporation

By:
Name:
Title:

ALBEMARLE AGRICULTURAL HOLDINGS LLC, a Virginia limited liability company

By:
Name:
Title:

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:
Name:
Title:

UBS LOAN FINANCE LLC,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

THE BANK OF NEW YORK

By:
Name:
Title:

SUNTRUST BANK

By:
Name:
Title:

NATIONAL CITY BANK

By:
Name:
Title:

THE NORINCHUKIN BANK, NEW YORK BRANCH

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORP., NEW YORK

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

ABN AMROBANK N.V.

By:
Name:
Title:

By:
Name:
Title:

BANK OF CHINA, NEW YORK BRANCH

By:
Name:
Title:

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:
Name:
Title:

By:
Name:
Title:

CALYON NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

FORTIS CAPITAL CORP.

By:
Name:
Title:

MIZUHO CORPORATE BANK, LTD.

By:
Name:
Title:

UFJ BANK LIMITED, NEW YORK BRANCH

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

BANK OF TOYKO-MITSUBISHI

By:
Name:
Title:

ROYAL BANK OF SCOTLAND

By:
Name:
Title:

ALLIED IRISH BANK

By:
Name:
Title:

AIB DEBT MANAGEMENT LTD

By:
Name:
Title:

BRANCH BANKING AND TRUST COMPANY

By:
Name:
Title:

WHITNEY NATIONAL BANK

By:
Name:
Title: